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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
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Tarpon Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 20, 2005
PROXY STATEMENT Annual Meeting of Shareholders June 20, 2005
I. ELECTION OF DIRECTOR
SUMMARY COMPENSATION TABLE
II. PROPOSAL TO APPROVE THE TARPON INDUSTRIES, INC. 2004 STOCK OPTION PLAN
III. OTHER MATTERS
NOMINATING COMMITTEE CHARTER

TARPON INDUSTRIES, INC.
2420 Wills Street
Marysville, Michigan 48040
NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 20, 2005
To the Shareholders of Tarpon Industries, Inc.:
      THIS IS OUR NOTICE TO YOU that the annual meeting of shareholders of Tarpon Industries, Inc. will be held at the Thomas Edison Inn, 500 Thomas Edison Parkway, Port Huron, Michigan 48060, at 10:00 a.m. eastern daylight time on Monday, June 20, 2005 for the following purposes:

1. To select one director to serve until the 2008 annual meeting of shareholders and until his successor is elected and qualified.

2. To consider and act upon a proposal to re-approve the existing Tarpon Industries, Inc. 2004 Stock Option Plan, pursuant to which up to 650,000 common shares are reserved for issuance. This plan was previously approved on October 22, 2004.

3. To transact such other business as may properly come before the meeting and any adjournment thereof.
      Only shareholders of record on April 25, 2005 will be entitled to notice of the meeting or any adjournment of the meeting and to vote at the meeting or any adjournment of the meeting.
      All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and return it as promptly as possible to ensure your representation at the meeting. A return postage-prepaid envelope is enclosed for that purpose. If you return the proxy, you may withdraw your proxy and vote your shares in person if you attend the meeting.
      Your attention is called to the attached proxy statement and the accompanying proxy. A copy of our annual report for the year ended December 31, 2004 accompanies this notice.

By order of the Board of Directors

J. Peter Farquhar
Chief Executive Officer
Marysville, Michigan
May 13, 2005

TARPON INDUSTRIES, INC.
2420 Wills Street
Marysville, Michigan 48040
PROXY STATEMENT
Annual Meeting of Shareholders
June 20, 2005
General Information
      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tarpon Industries, Inc. The proxies are being solicited for use at the 2005 annual meeting of shareholders to be held at the Thomas Edison Inn, 500 Thomas Edison Parkway, Port Huron, Michigan 48060, at 10:00 a.m. eastern standard time on Monday, June 20, 2005, and at any adjournment of that meeting. The 2005 annual meeting of shareholders is being held for the purposes described in the notice of annual meeting of shareholders on the prior page. We expect that this proxy statement and accompanying proxy will be first sent or given to shareholders on or about May 13, 2005.

Solicitation
      The Company will bear the entire cost of solicitation of proxies in the enclosed form, including the preparation, assembly, printing and mailing of this Proxy Statement, the accompanying proxy and any additional information we furnish to shareholders. The solicitation of proxies by mail may be supplemented by telephone, telegraph or personal solicitation by directors, officers or other regular employees of the Company; no additional compensation will be paid to directors, officers or other regular employees for such services. The Company has also engaged Georgeson Shareholder Communications Inc., to solicit proxies by mail or telephone or in person, at a cost to the Company expected to be approximately $6,500 plus reasonable out-of-pocket expenses. Brokers, nominees and other similar record holders will be requested to forward soliciting material and will be reimbursed by the Company upon request for their out-of-pocket expenses.
Voting Securities and Principal Holders

Voting Rights and Outstanding Shares
      Only shareholders of record at the close of business on April 25, 2005 will be entitled to notice of the annual meeting or any adjournment of the meeting and to vote at the annual meeting or any adjournment of the meeting. As of the close of business on April 25, 2005, we had 4,640,130 outstanding common shares, no par value, the only class of our stock outstanding and entitled to vote.
      Each common share is entitled to one vote on each matter submitted for a vote at the meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding common shares entitled to vote, or 2,320,066 shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment of the meeting.

Revocability of Proxies
      A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of revocation to our Secretary or by executing and delivering to our Secretary a later dated proxy. A shareholder’s attendance at the meeting will not have the effect of revoking any proxy given by that shareholder unless the shareholder gives written notice of revocation to our Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Tarpon Industries, Inc., 2420 Wills Street, Marysville, Michigan 48040, Attention: Investor Relations Department.
      Valid proxies in the enclosed form that are returned in time for the meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election as director of the nominee listed below, and FOR the proposed approval of the Tarpon Industries, Inc. 2004 Stock Option Plan, pursuant to which up to 650,000 common shares are reserved for issuance.

Principal Holders of Our Voting Securities
      The following table contains information with respect to the beneficial ownership of our common shares as of April 25, 2005 by each person known to us to beneficially own more than 5% of our common shares, our only outstanding class of voting shares:

	Amount and		Percentage of
	Nature of		Common
	Beneficial		Shares
Name and Address of Beneficial Owner	Ownership		Owned(1)

Gary D. Lewis	478,351	(2)	10.1%
c/o Bainbridge Advisors, Inc.
P.O. Box 36940
Grosse Pointe, Michigan 48236

(1)	Based on 4,640,130 common shares outstanding as of April 25, 2005.

(2)	Includes (a) 309,751 common shares owned jointly with his wife, with whom he shares voting and investment power, (b) 41,858 common shares owned by his adult son, who does not live with him, (c) 8,371 common shares owned by his other adult son, who does not live with him, (d) 8,371 common shares owned by his adult daughter, who does not live with him, (e) 80,000 common shares that Mr. Lewis has the right to acquire within 60 days of April 25, 2005, and (f) 30,000 common shares that Mr. Lewis’s adult son, Gary N. Lewis, has the right to acquire within 60 days of April 25, 2005. Mr. Lewis disclaims beneficial ownership of the common shares held by his adult children.
I.     ELECTION OF DIRECTOR
      Our Board of Directors proposes that the person named below as “nominee for election as one of our directors for a three-year term” be elected as one of our directors, to hold office until the annual meeting of shareholders to be held in 2008 and until his successor is elected and qualified. Dr. Pry was last elected as a director by written consent in lieu of our 2004 annual meeting of shareholders on October 10, 2004. If a quorum is present, the nominee receiving the greatest number of votes cast at the meeting or its adjournment will be elected. Withheld votes and broker non-votes will not be deemed votes cast in determining which nominee receives the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present. The persons named in the accompanying proxy intend to vote all valid proxies received by them FOR the election of the nominee listed below unless the person giving the proxy withholds authority to vote for this nominee. The nominee listed below has consented to serve if elected. If the nominee is unable or declines to serve, which we do not expect to happen, the proxy holders intend to vote the proxies in accordance with their best judgment for another qualified person.

      The following information is furnished as of April 25, 2005 with respect to our nominee for election as one of our directors, with respect to each person whose term of office as one of our directors will continue after the meeting, with respect to one person whose term of office as one of our directors will not continue after the meeting, with respect to each of our executive officers who is named in the Summary Compensation Table below, and with respect to all of our directors and executive officers as a group:

				Amount and
				Nature of		Percentage of
			Position and Offices	Common Shares		Common
	Director		With us and other	Beneficially		Shares	Term to
Name	Since	Age	Principal Occupation	Owned		Owned(1)	Expire

NOMINEE FOR ELECTION AS ONE OF OUR DIRECTORS FOR A THREE-YEAR TERM
Dr. Robert H. Pry	12/03	81	Class II Director	10,000	(2)	*	2008

DIRECTORS CONTINUING IN OFFICE
Michael A. Ard	10/04	47	Class III Director	10,000	(3)	*	2006
J. Peter Farquhar	12/03	49	Chairman of the Board, Chief	17,000	(4)	*	2007
			Executive Officer, Secretary
			and Class I Director

OTHER EXECUTIVE OFFICERS
Patrick Hook				0		0.0%
James T. House				0		0.0%
All directors and executive officers as a group (5 persons)				37,000	(5)	3.0%

FORMER EXECUTIVE OFFICERS
Gary D. Lewis				478,351	(6)	10.1%
Charles A. Vanella				0		0.0%

*	Less than 1%

(1)	Based on 4,640,130 common shares outstanding as of April 25, 2005.

(2)	Includes 10,000 common shares that Dr. Pry has the right to acquire within 60 days of April 25, 2005.

(3)	Includes 10,000 common shares that Mr. Ard has the right to acquire within 60 days of April 25, 2005.

(4)	Includes 10,000 common shares that Mr. Farquhar has the right to acquire within 60 days of April 25, 2005.

(5)	Includes 30,000 common shares that all executive officers and directors as a group have the right to acquire within 60 days of April 25, 2005.

(6)	Includes (a) 309,751 common shares owned jointly with his wife, with whom he shares voting and investment power, (b) 41,858 common shares owned by his adult son, who does not live with him, (c) 8,371 common shares owned by his other adult son, who does not live with him, (d) 8,371 common shares owned by his adult daughter, who does not live with him, (e) 80,000 common shares that Mr. Lewis has the right to acquire within 60 days of April 25, 2005, and (f) 30,000 common shares that Mr. Lewis’s adult son, Gary N. Lewis, has the right to acquire within 60 days of April 25, 2005. Mr. Lewis disclaims beneficial ownership of the common shares held by his adult children.
Biographical Information
      The following is a brief account of the business experience during the past five years of the nominee for our Board of Directors and of each of our directors whose term of office will continue after the meeting:
      Dr. Robert Pry. Dr. Pry has served as our Class II director since December 2003. He has also served as a director of EWCO since April 2004. He has been retired for at least the past five years. He served as an Adjunct Professor at Massachusetts Institute of Technology in its Sloan School of Management and in its Department of Metallurgy in 1986. Dr. Pry is the retired Vice Chairman, Technology of Gould Inc., an international manufacturer of electrical and electronic products, where he served from 1977 to 1983. Previously Dr. Pry served for 25 years with General Electric Corporation, a diversified manufacturer and marketer of a wide range of consumer and commercial electronics and defense products, where he managed both General Electric’s Central Materials Research and Development and Central Electrical, Electronics and Software Research and Development. He also served as Chairman of Somanetics Corporation’s Scientific Advisory Board from 1984 to 1987. Dr. Pry received a BS degree in Physics from Texas A&I, an MS degree in Physics from Rice University, and a PhD degree in Physics from Rice University.
      Michael A. Ard. Mr. Ard has served as our Class III director and as EWCO’s director since October 2004. He has served as Director of Sales and Marketing, Storage Condo Division, of Aardex Corporation, a commercial real estate developer, since March 2003. He served as Western Area Sales Manager of LiDCO Limited, a start-up medical device manufacturer and distributor, from August 2001 to August 2002. He served as Director of Global Marketing, from June 1998 to July 2001, and as U.S. Area Manager, from February 1996 to June 1998, of Deltex Medical Group, a start-up cardiac monitor manufacturer and distributor. Mr. Ard received a B.S. degree in broadcast communications from the University of Florida.
      J. Peter Farquhar. Mr. Farquhar has served as our Class I director since December 2003, our Secretary since March 2004, our non-officer Chairman of the Board since April 2004 and our Chief Executive Officer since August 2004. Mr. Farquhar has served as a director of EWCO since April 2004 and of Steelbank since May 2004 and as Chief Executive Officer of EWCO and Steelbank since August 2004. He also served as our, EWCO’s and Steelbank’s President from August 2004 to February 2005. Mr. Farquhar also served as our Treasurer from April 2004 to August 2004. Since April 2002, he has also served as Project Manager for FCL Builders, Inc., a design-build general contractor, managing commercial construction projects in the Chicago area. From June 2001 to March 2002, he served as a self-employed consultant, performing work for several companies in the primary steel and steel tubing industries. From November 2000 to May 2001, he served as Chief Operating Officer and from July 2000 to November 2000, as Vice President — Integration, for Concord Steel, a fabricated steel counterweight manufacturer and a retailer of certified chemistry steel plate. From January 1998 to June 2000, he served as Director of Business Development, and from March 1995 to January 1998, he served as Vice President of Operations, of Welded Tube of America, a manufacturer of structural steel tubing. Before that, he served in various senior management and operating capacities with Katayama American Company, a roll formed and stamped steel automotive supplier, and ITT Automotive Inc., a tubular and stamped steel automotive supplier. Mr. Farquhar received a BA Sc degree in Mechanical Engineering from the University of Waterloo and an MBA from the University of Michigan.
      Our Directors may be removed only for cause.
Meetings and Committees of the Board of Directors
      During the year ended December 31, 2004, our Board of Directors held four meetings. Our board of directors has determined that Mr. Ard and Dr. Pry are independent as independence is defined in the American Stock Exchange’s listing standards.

Audit Committee
      Our Board of Directors has established a separately-designated, standing Audit Committee that consists of three directors and is established for the purpose of overseeing our accounting and financial reporting processes and audits of our financial statements. Dr. Robert Pry, J. Peter Farquhar and Michael A. Ard are the current member of this committee.
      We are relying on an exemption from the independence standards contained in SEC Rule 10A-3(b)(1)(iv). That exemption allows issuers, such as us, that had a registration statement under the Securities Act covering an initial public offering of securities to be listed by a non-reporting issuer, to exempt a minority of the members of our Audit Committee from the independence requirement for one year from the effective date of our registration statement.
      Dr. Pry and Mr. Ard are independent as independence for audit committee members is defined in the American Stock Exchange’s listing standards, as those standards have been modified or supplemented. We expect to add another independent director to our board of directors and Audit Committee by February 17, 2006, one year after the closing of our initial public offering.

      The Audit Committee intends to meet at least quarterly and

•	is directly responsible for the appointment, compensation, retention and oversight of the work of our independent public accounting firm,

•	approves the engagement of our independent public accounting firm to render audit or non-audit services before the services begin; this pre-approval authority may be delegated to one or more members of the Audit Committee,

•	takes, or recommends that the full board takes, appropriate action to oversee the independence of our independent public accounting firm,

•	reviews audit and other reports from our independent public accounting firm and provides them with access to report on any and all appropriate matters,

•	reviews and discusses the audited financial statements and the matters required to be discussed by SAS 61 with management and the independent accountants,

•	recommends to the board whether the audited financial statements should be included in our Annual Report on Form 10-K,

•	reviews with management and the independent accountants the quarterly financial information before we file our Form 10-Qs,

•	discusses with management and the independent accountants the quality and adequacy of our internal controls,

•	establishes procedures for (1) the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and (2) confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters,

•	reviews related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and approves all such transactions, and

•	discusses with management the status of pending litigation as it pertains to the financial statements and disclosure and other areas of oversight as the committee deems appropriate.
During the year ended December 31, 2004, our Audit Committee held one meeting. Our board of directors has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this proxy statement in connection with the 2004 annual meeting of shareholders.

Audit Committee Financial Expert
      Our board of directors has determined that we do not have an Audit Committee financial expert, as defined by the Securities and Exchange Commission, serving on our Audit Committee. The Board of Directors has decided that the existing committee members have adequate ability to oversee our financial statements because of their extensive business backgrounds, although it intends to add members of its Audit Committee and is willing to consider candidates who meet the SEC’s definition of Audit Committee Financial Expert.

Audit Committee Report
      Our Audit Committee has:

•	reviewed and discussed our audited financial statements for the year ended December 31, 2004 with our management;

•	discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as it has been modified or supplemented;

•	received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it has been modified or supplemented; and

•	discussed with our independent accountants our independent accountants’ independence.
Based on the review and discussions described above in this paragraph, our Audit Committee recommended to our Board of Directors that the audited financial statements for the year ended December 31, 2004 be included in our Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.
      Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the field of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our Company’s independent accountants are in fact “independent.”

By the Audit Committee

Dr. Robert Pry
J. Peter Farquhar
Michael A. Ard

Compensation Committee
      Our board of directors has a standing Compensation Committee which consists of three directors. Dr. Robert Pry, Michael A. Ard and J. Peter Farquhar are the current members of this committee. We are relying on an exemption from the American Stock Exchange’s independence standards. That exemption allows newly listed companies, such as us, to have a committee with a majority of independent members within 90 days of listing and all independent members within one year of listing. Dr. Pry and Mr. Ard are independent as independence is defined in the American Stock Exchange’s listing standards, as those standards have been modified or supplemented. We expect to add another independent director to our board of directors and Compensation Committee by February 17, 2006. The Compensation Committee makes recommendations to the board of directors with respect to compensation arrangements and plans for our senior management, officers and directors and administers our 2004 Stock Option Plan. During the year ended December 31, 2004, the Compensation Committee acted by written consent on one occasion.

Nominating Committee
      Our board of directors has a standing Nominating Committee which consists of three directors. Dr. Robert Pry, J. Peter Farquhar and Michael A. Ard are the current members of this committee. The Nominating Committee identifies individuals to become board members and selects, or recommends for the board’s selection, director nominees to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies. We are relying on an exemption from the American Stock Exchange’s independence standards. That exemption allows newly listed companies, such as us, to have a committee with a majority of independent members within 90 days of listing and all independent members within one year of listing. Dr. Pry and Mr. Ard are independent as independence is defined in the American Stock Exchange’s listing standards, as those standards have been modified or supplemented. We expect to add another independent director to our board of directors and Nominating Committee by February 17, 2006. During the year ended December 31, 2004, the Nominating Committee did not hold any meetings.
      Our board of directors has adopted a written charter for the Nominating Committee, a copy of which is attached as an appendix to this proxy statement and is also available to shareholders on our website, at http://www.tarponind.com.
      The Nominating Committee’s policy is to consider any director candidates recommended by shareholders. Such recommendations must be made pursuant to timely notice in writing to our Secretary, at Tarpon Industries, Inc., 2420 Wills Street, Marysville, Michigan 48040. To be timely, the notice must be received at our offices at least 120 days before the anniversary of the mailing of our proxy statement relating to the previous Annual Meeting of Shareholders. The notice must set forth (1) with respect to the director candidate, among other things, information about the candidate’s name, age, principal occupation or employment, shares owned, independence, other boards on which the candidate serves, transactions, relationships, arrangements and understandings between the candidate and us and between the candidate and the shareholder giving the notice, and any other information relating to the candidate that we would be required to disclose in our proxy statement, and (2) with respect to the shareholder giving the notice, among other things, information about the shareholder’s name, address, shares owned and the period they have been held.
      The Nominating Committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Nominating Committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgment of, the members of the Nominating Committee and our then current needs, although the committee does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, our directors have been existing directors, associates of our founder or an owner of a business we acquired.
Code of Business Conduct and Ethics
      We adopted a Code of Business Conduct and Ethics in October 2004 that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commissions and in other public communications we make, (3) compliance with applicable governmental laws, rules and regulations, (4) the prompt internal reporting of violations of the code to an appropriate person or persons named in the code, and (5) accountability for adherence to the code.
      This Code of Business Conduct and Ethics is attached as Exhibit 14.1 to our registration statement on Form S-1 (file no. 333-120117) filed on November 1, 2004. We have also posted it on our Web site at http://www.tarponind.com. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics. Requests for a copy of our Code of Business Conduct and Ethics should be made to our Secretary at Tarpon Industries, Inc., 2420 Wills Street, Marysville, Michigan 48040. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and that relates to any element of the code definition enumerated in Securities and Exchange Commission, Regulation S-K, Item 406(b) by posting such information on our Web site at http://www.tarponind.com within five business days following the date of the amendment or waiver.
Shareholder Communications with the Board
      Our board of directors has a process for shareholders to send communications to the board of directors, its Nominating Committee or its Audit Committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the board of directors, its Nominating Committee or its Audit Committee or specific directors either by regular mail to the attention of the board of directors, its Nominating Committee, its Audit Committee or specific directors, at our principal executive offices at 2420 Wills Street, Marysville, Michigan 48040, or by e-mail to tarponir@tarponind.com. These communications will be reviewed by our Secretary (1) to filter out communications that our Secretary deems are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate directors.
      We encourage all of our directors to attend the annual meeting of shareholders, if possible. Our shareholders acted by written consent instead of having a 2004 Annual Meeting of Shareholders. Therefore, there was no 2004 meeting for our directors to attend.
Executive Compensation

Summary Compensation Table
      The following table sets forth information for each of the fiscal years ended December 31, 2004 and 2003 concerning compensation of (1) all individuals serving as our Chief Executive Officer during the year ended December 31, 2004, and (2) our most highly-compensated other executive officers who were serving as executive officers as of December 31, 2004 and whose total annual salary and bonus exceeded $100,000 in 2004:
SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation
				Awards

		Annual Compensation		Securities
				Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)	Compensation ($)

J. Peter Farquhar,	2004	21,333	0	0	22,000	(4)
Chairman of the Board, Chief Executive
Officer and Secretary and (until
February 2005)President(1)
Gary D. Lewis,	2004	82,306	0	0	563,900	(5)
former Chairman of the Board, President and	2003	350,000	0	0	0
Chief Executive Officer (until April 2004)(2)
Charles A. Vanella,	2004	119,922	0	0	227,692	(6)
former President and Chief Executive Officer	2003	125,000	0	0	3,185
(April to August 2004); President and
Chief Executive Officer of EWCO(3)

(1)	Mr. Farquhar became our Chief Executive Officer in August 2004. The Compensation shown in the table for fiscal 2004 is compensation paid to him in all capacities in 2004. See “Employment Contracts and

Termination of Employment and Change-in-Control Arrangements” for a description of our employment agreement with Mr. Farquhar.

(2)	Mr. Lewis resigned as our Chairman of the Board, President, Treasurer, Chief Executive Officer and as one of our directors in April 2004 effective upon the acquisition of EWCO and we entered into a Management Consulting Agreement with Bainbridge Advisors, Inc. at the same time. Mr. Lewis is the President, Chief Executive Officer and majority owner of Bainbridge, which we currently retain for acquisition and other consulting services. See “Compensation Committee Interlocks and Insider Participation” for a description of our Management Consulting Agreement with Bainbridge. We also paid Mr. Lewis $350,000 for his services to us in 2002 and $45,390 for his services to us in 2001 and reimbursed him for automobile lease payments and excess mileage charges in the amount of $11,140 in 2004, $9,552 in 2003 and $8,987 in 2002.

(3)	We acquired EWCO in April 2004. See “Employment Contracts and Termination of Employment and Change in Control Arrangements” for a description of a Termination Agreement with Mr. Vanella.

(4)	Amounts for 2004 for Mr. Farquhar, represent $12,000 in director fees paid him prior to his employment as CEO and we issued 2,000 of our common shares to Mr. Farquhar in February 2005 in payment for $10,000 of consulting services he rendered to us in 2004 before he became our Chief Executive Officer.

(5)	Amounts for 2004 for Mr. Lewis include an aggregate of $563,900 payable to Mr. Lewis under the Management Consulting Agreement with Bainbridge Advisors, Inc., including retainers, success fees in connection with our acquisitions of EWCO and Steelbank (which are payable in installments), and reimbursement of legal fees, insurance costs and other fees and expenses, but not including the stock option granted to designees of Bainbridge. See “Compensation Committee Interlocks and Insider Participation” for a description of our Management Consulting Agreement with Bainbridge and the payment structure with respect to such success fees.

(6)	Amounts for 2004 for Mr. Vanella, include an aggregate of $225,427 payable under a Termination Agreement with Mr. Vanella, and $2,265 in matching contributions paid by us into our 401(k) plan. See “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” for a description of our agreement with Mr. Vanella.
      We have hired James T. House as our Chief Financial Officer in August 2004 at an annual salary of $140,000, increasing to $160,000 at the February 17, 2005 closing of our initial public offering and to $190,000 if we have two consecutive quarters after the February 17, 2005 closing of our initial public offering in which our consolidated net income before extraordinary items is greater than $10,000. We also paid him a $25,000 signing bonus on the February 17, 2005 closing date of our initial public offering and granted him options to purchase 40,000 common shares exercisable at $5.50 a share, 110% of the initial public offering price of our common shares. He is also entitled to a $500 a month car allowance.
      We have also hired Patrick J. Hook as our President and Chief Executive Officer in February 2005 at an annual salary of $210,000. We paid him a bonus equal to his lost bonus for 2004, subject to specified conditions, which was approximately $30,000, and we granted him options to purchase 40,000 common shares exercisable at $5.50 a share, 110% of the initial public offering price of our common shares. He is also entitled to a $750 a month car allowance.
      See “Employment Contracts and Termination of Employment and Change in Control Arrangements” for a more complete description of the employment agreements.

Option Grants Table
      No individual stock options were granted during 2004 or earlier. The following table sets forth information concerning individual grants of stock options that we made at the February 17, 2005 closing of our initial public offering to each of our executive officers named in the Summary Compensation Table above:
Option Grants at February 17, 2005 Closing of Initial Public Offering

	Individual Grants					Potential Realizable
Value at Assumed
			% of Total			Annual Rates of
	Number of		Options			Stock Price
	Securities		Granted to			Appreciation for
	Underlying		Employees	Exercise		Option Term
	Options		in Fiscal	Price	Expiration
Name	Granted (#)		Year	($/Sh)	Date	5% ($)	10% ($)

J. Peter Farquhar	60,000	(1)	28.8%	$5.50	2/17/15	158,668	448,123
Gary D. Lewis	110,000	(1)	52.7%	$5.50	2/17/15	290,892	821,558
Charles A. Vanella	0		0.0%	N/A	N/A	N/A	N/A

(1)	The options listed in the table were granted to Mr. Farquhar and Mr. Lewis (including options to purchase 30,000 common shares granted to his son) effective at the February 17, 2005 closing of our initial public offering, under our 2004 Stock Option Plan, exercisable at 110% of the initial public offering price of our common shares. The option to purchase 50,000 common shares granted to Mr. Farquhar is exercisable in one-third cumulative annual increments beginning February 17, 2006 and they will also become 100% exercisable immediately 10 days before or upon specified changes in control of the Company. The option to purchase 10,000 common shares granted to Mr. Farquhar and the option granted to Mr. Lewis and his son became exercisable on the date of grant.

We also granted each of Messrs. Greenberg, Madigan and Seigel options to purchase 18,595 common shares, exercisable at $5.50 a share, 110% of the initial public offering price of our common shares, in one-third cumulative annual increments beginning February 17, 2006 and they will also become 100% exercisable immediately 10 days before or upon specified changes in control of the Company. We have also agreed to grant each of Messrs. Greenberg, Madigan and Seigel options to purchase a number of common shares equal to approximately $340,600 divided by the fair market value of the common shares on the date of grant, which will be exercisable at 110% of the fair market value of the common shares on the date of grant. The options will be granted to each of them after the calendar years 2005, 2006 and 2007 if certain performance targets are met in those years and will be immediately vested. We also granted Mr. Madigan options to purchase an additional 5,000 common shares at the February 17, 2005 closing of our initial public offering, exercisable at $5.50 a share, 110% of the initial public offering price of our common shares, in one-third cumulative annual increments beginning February 17, 2006 and they will also become 100% exercisable immediately 10 days before or upon specified changes in control of the Company. The portion of each of these options that is exercisable at the date of termination of employment or other service will remain exercisable until the expiration date of the option, unless termination is for cause.
      If, upon exercise of any of the options described above, we must pay any amount for income tax withholding, in the Compensation Committee’s or the board of directors’ sole discretion, either the optionee will pay such amount to us or the number of common shares we deliver to the optionee will be appropriately reduced to reimburse us for such payment. The Compensation Committee or the board may also permit the optionee to choose to have these shares withheld or to tender common shares the optionee already owns. The Compensation Committee or the board may also make such other arrangements with respect to income tax withholding as it shall determine.
      We hired James T. House as our Chief Financial Officer in August 2004 and granted him options to purchase 40,000 common shares exercisable at $5.50 a share, 110% of the initial public offering price of our common shares. We hired Patrick J. Hook as our President and Chief Operating Officer in February 2005 and granted him options to purchase 40,000 common shares exercisable at $5.50 a share, 110% of the initial public offering price of our common shares. Both options are exercisable in one-third cumulative annual increments beginning February 17, 2006 and they will also become 100% exercisable immediately 10 days before or upon specified changes in control of the Company.

Compensation of Directors
      We refer to our directors who are not our officers or employees as Outside Directors. Our Outside Directors receive $1,000 for each board meeting attended in person, $250 for each telephonic board meeting attended, and $250 for each board committee meeting attended on a date other than the date of a board meeting. We also reimburse Outside Directors for their reasonable expenses of attending board and board committee meetings. In addition, we have granted to each of our directors on the February 17, 2005 closing date of our initial public offering options to purchase 10,000 common shares exercisable at $5.50 a share, 110% of our initial public offering price. We also intend to grant options to purchase 3,500 common shares to Outside Directors who continue to serve as Outside Directors each year immediately after our annual meeting of shareholders beginning in 2005.
      In May 2004, we began paying Mr. Farquhar $3,000 a month and agreed to grant Mr. Farquhar on the closing date of our initial public offering a number of common shares equal to $10,000 divided by our initial public offering price, for additional services provided to us. See “Compensation Committee Interlocks and Insider Participation” for a description of the previous Consulting Agreement between J. Peter Farquhar and us. As a result, as of February 17, 2005, we issued to Mr. Farquhar 2,000 common shares. We also granted Mr. Farquhar an option to purchase 50,000 common shares, exercisable at $5.50 a share, 110% of the initial public offering price of our common shares, in one-third cumulative annual increments beginning February 17, 2006 and they will also become 100% exercisable immediately 10 days before or upon specified changes in control of the Company.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements
      Charles A. Vanella. In April 2004 and in connection with our acquisition of EWCO, we entered into an employment agreement with Charles A. Vanella, pursuant to which he was employed as our President and Chief Executive Officer. In August 2004, we entered into a Termination Agreement with Mr. Vanella, pursuant to which he resigned from all of his positions with us, agreed to render consulting services to us for one year, agreed to a release of claims, agreed to keep our information confidential and agreed not to compete with us for a period of two years following the termination of his consultation. Mr. Vanella’s compensation under the agreement includes (1) payment of $100,000 a year for two years, (2) payment for his current health insurance coverage for 18 months, (3) payment of his country club dues for 2004 and 2005, up to $5,000 a year, and (4) continued use of his truck and payment of premiums for insurance on his truck. In December of 2004, as part of an extension of the promissory note made by EWCO in favor of Mr. Vanella, we agreed to pay up to approximately $9,000 of legal fees incurred by Mr. Vanella in connection with his separation from the Company and agreed to pay the approximately $24,500 balance owing on a truck and transfer title to the truck to him in approximately two years.
      J. Peter Farquhar. On January 12, 2005, we entered into an employment agreement with J. Peter Farquhar effective as of August 20, 2004, pursuant to which he is employed as our Chairman of the Board, Chief Executive Officer and Secretary or in such other position as the board of directors determines, for a period ending January 12, 2007 or his earlier death, disability or termination for cause. Mr. Farquhar’s annual salary was $100,000, but the portion due for the period from August 20, 2004 to January 12, 2005 was deferred until after the February 17, 2005 closing of our initial public offering. Pursuant to this agreement, effective at the February 17, 2005 closing date of our initial public offering, we granted Mr. Farquhar an option to purchase 50,000 common shares exercisable at $5.50 a share, 110% of our initial public offering price. Mr. Farquhar is entitled to various fringe benefits under the agreement, including $5,000,000 of directors and officers liability insurance. He is also entitled to an amount equal to his one-year aggregate compensation and medical and dental benefits if his employment under the agreement is terminated without cause. If his employment is terminated within six months after a change in control, he is entitled to two times annual aggregate compensation and medical and dental benefits for 24 months. In April of 2005, Mr. Farquhar agreed to devote all of his business time to the Company, and as a result, in April 2005, we amended and restated Mr. Farquhar’s employment agreement to appropriately compensate him for his increased commitment to the Company. Under the amended and restated employment agreement, Mr. Farquhar continues to be entitled to all of the rights under his original employment agreement, except that (1) the agreement was amended provided that upon expiration, it would renew on the same terms and conditions unless either party provides the other party with 180 days’ written notice of termination, (2) Mr. Farquhar’s annual salary was increased to $250,000, effective as of the date of such amended and restated employment agreement, (3) Mr. Farquhar may receive a discretionary bonus of up to 50% of his salary, as determined by the Compensation Committee, (4) Mr. Farquhar is entitled to certain additional fringe benefits under the amended and restated agreement, including a $750 a month allowance for automobile expenses and four weeks of paid vacation, (5) Mr. Farquhar has the right to terminate the employment agreement for good reason, in which case he would be entitled to severance payments equal to his aggregate salary and benefits for one year, and (6) in the event that that the Company or its subsidiaries consummate a transaction in which they acquire 100% of the outstanding common stock or substantially all of the assets of a company, the Company is required to pay Mr. Farquhar’s membership initiation fee, annual dues and monthly membership fees at country club, subject to certain limitations. In addition, Mr. Farquhar’s covenant not to compete was amended to provided that he would not engage in activity that is reasonably likely to compete with the Company or its subsidiaries and he agreed not to be employed by, consult with, or have any interest in, any entity which conducts a business in which the Company or its subsidiaries are engaged during the term of his employment agreement.
      James T. House. On July 8, 2004, we entered into an employment agreement with James T. House, pursuant to which he is employed as our Chief Financial Officer beginning August 2004, or in such other position as the board of directors determines, for a period ending July 8, 2007. Mr. House’s annual salary is currently $160,000, which may be increased by the board of directors. If we have two consecutive quarters after the February 17, 2005 closing of our initial public offering in which our net income before extraordinary items is greater than $10,000, we have agreed to increase his salary to $190,000. Pursuant to this agreement, effective at the February 17, 2005 closing date of our initial public offering, we granted Mr. House an option to purchase 40,000 common shares exercisable at $5.50 a share, 110% of our initial public offering price. Pursuant to the agreement, we also paid Mr. House a $25,000 signing bonus on the February 17, 2005 closing date of our initial public offering and agreed that he is entitled to participate in any bonus plan established by the Compensation Committee of the board of directors. Mr. House is entitled to various fringe benefits under the agreement, including a $500 a month car allowance and one year of salary if his employment under the agreement is terminated without cause. Mr. House has agreed not to compete with us during specified periods following the termination of his employment.
      Patrick J. Hook. In February 2005, we entered into an employment agreement with Patrick J. Hook, pursuant to which he is employed as our President and Chief Operating Officer beginning February 2005, or in such other position as the board of directors determines, for a period ending February, 2008, which term will automatically renew for one additional year unless either party gives the other at least 180 days notice of termination. Mr. Hook’s annual salary is currently $210,000, which may be increased by the board of directors. We have also agreed to pay him a bonus of $30,331, equal to the lost bonus for 2004 from his former employer. Pursuant to this agreement, effective at the February 17, 2005 closing date of our initial public offering, we granted Mr. Hook an option to purchase 40,000 common shares exercisable at $5.50 a share, 110% of our initial public offering price. Mr. Hook is also entitled to participate in any bonus plan established by the Compensation Committee of the board of directors. Mr. Hook is entitled to various fringe benefits under the agreement, including a $750 a month car allowance, a cell phone, four weeks of vacation, reimbursement for books and tuition for an M.B.A. program and one year of salary and benefits if his employment under the agreement is terminated without cause. Mr. Hook has agreed not to compete with us during specified periods following the termination of his employment.
      Stock Option Terms. All options granted under our stock option plans, that are not already 100% exercisable immediately, including options granted to Mr. Farquhar, Mr. House and Mr. Hook, will become 100% exercisable immediately ten days before or upon specified changes in control of the Company.

Compensation Committee Interlocks and Insider Participation
      During the year ended December 31, 2004 until October 2004, we did not have a Compensation Committee. Until our April 2004 acquisition of EWCO, Gary D. Lewis, Dr. Robert Pry and J. Peter Farquhar served as our directors and made our compensation decisions. In April 2004, Gary D. Lewis resigned from all of his positions with us, including as one of our directors, and Charles Vanella was elected as a director to fill the vacancy and began to participate in making our compensation decisions. Mr. Vanella resigned from all of his positions with us, including as a director, in August 2004. In October 2004, Michael A. Ard was elected as a director, and we established a Compensation Committee, with Dr. Robert Pry, Michael A. Ard and J. Peter Farquhar serving as its members. Gary D. Lewis was our Chairman of the Board and Chief Executive Officer from our inception in January 2002 until April 2004 and was our President from January 2003 until April 2004. J. Peter Farquhar became our Secretary in March 2004 and our President (until February 2005) and Chief Executive Officer in August 2004.
      None of the directors described above as making compensation decisions for Tarpon had any other relationship with us requiring disclosure by us pursuant to Securities and Exchange Commission rules regarding disclosure of related-party transactions, except that Mr. Lewis, Mr. Vanella and Mr. Farquhar had the relationships with us described below:
      Gary N. Lewis, Gary D. Lewis’s son, served as Tarpon’s Assistant to the Chairman from August 2002 until April 2004. He was paid $31,400 in 2004 for these services.
      In April 2004, we entered into a Management Consulting Agreement with Bainbridge Advisors, Inc., an advisory firm primarily owned by Gary D. Lewis, our former Chairman of the Board, President and Chief Executive Officer. Mr. Lewis is the President, Chief Executive Officer and majority owner of Bainbridge. Mr. Lewis founded Tarpon, then known as Wall St. Acquisitions, Inc., and served as its Chairman of the Board and Chief Executive Officer and as one of its directors from its inception in January 2002 until the closing of our initial acquisition, EWCO, in April 2004 and served as its President from January 2003 until April 2004. He has been primarily responsible for implementing our business strategy, including identifying the EWCO, Haines Road and Steelbank acquisitions.
      The initial term of the Management Consulting Agreement expires April 7, 2007 and is automatically extended on a year-to-year basis unless either party gives 120 days notice of termination before the end of the initial term or 60 days notice of termination before the end of any extension of the term. Pursuant to the agreement, Bainbridge, primarily through Gary D. Lewis, provides consulting services for us concerning the integration of the EWCO, Haines Road and Steelbank acquisitions, the further development and implementation of our business and financing plans and strategy, our expansion and acquisition plans and other areas, all to the extent we and Bainbridge mutually agree. Bainbridge will have satisfactorily provided the required availability to perform its services so long as, with respect to Gary D. Lewis, Mr. Lewis has provided an average of at least an aggregate of 120 hours of service a month during the term through February 2006 and at least an aggregate of 70 hours of service a month during the term after February 2006, unless Tarpon enters into an acquisition other than the EWCO, Steelbank and Haines Road acquisitions. Tarpon is required to pay the advisory and transaction fees even if it does not use Bainbridge for the allotted hours.
      In exchange for Bainbridge’s consulting services, we have agreed to pay Bainbridge (1) $15,000 a month, increased to $20,000 a month effective April 2005, (2) all reasonable expenses incurred by Bainbridge in connection with the agreement, including (a) fees and expenses of legal counsel retained at our direction, (b) legal fees up to $7,500 in connection with preparing the agreement, (c) out-of-pocket costs incurred in performing the agreement, and (d) up to $5,000 a year for professional liability errors and omissions insurance relating to Bainbridge’s services, (3) 4% of the total consideration paid in an acquisition approved by our board, with a minimum of $200,000 and a maximum of $300,000 for each transaction, provided that the $300,000 maximum shall be increased by 0.2% of the enterprise value of any transaction, but only to the extent that such transaction exceeds $50,000,000 (4) a stock option to Bainbridge or its designees to purchase 110,000 common shares at an exercise price equal to 110% of our initial public offering price, which was granted to Gary D. Lewis and his son in February 2005, and (5) a one-time payment of $50,000 in consideration of certain advisory services rendered to the Company that were not originally contemplated by the parties. The success fee is generally paid over 12 months after closing, except that the fee for the EWCO, Haines Road and Steelbank acquisitions, totaling $600,000, are payable $22,222 a month until the February 17, 2005 closing of our initial public offering, when the remaining amount will be paid equally over the period ending 24 months from the closing. If payments exceed $60,000 a month, the excess will be deferred until the next month in which they can be paid and not exceed $60,000 a month.
      We have also agreed to indemnify Gary D. Lewis, obtain additional directors and officers insurance coverage and reimburse him for legal fees incurred, all in connection with certain services performed by Mr. Lewis in his capacity as one of our former officers. We expect the legal fees and additional insurance premiums paid by us to be approximately $11,130.
      In October 2001, Charles A. Vanella purchased all of the issued and outstanding common shares of EWCO from Richard Loznak and other members of his family. EWCO borrowed $2.9 million from Comerica Bank and loaned the $2.9 million to Mr. Vanella, who used the money to pay the purchase price for the common shares. Interest on this indebtedness has been waived, including approximately $39,920 in 2004. The highest amounts of this indebtedness outstanding in 2004 was $2,933,144. In connection with our acquisition of EWCO, in April 2004, EWCO agreed to redeem 36 common shares of EWCO from Mr. Vanella for $3,603,144, of which $670,000 was represented by a promissory note from EWCO, which was paid out of the proceeds of our initial public offering in February 2005. The remaining $2,933,144 of the redemption price was used by Mr. Vanella to repay his note due to EWCO relating to his acquisition of EWCO in 2001. Tarpon bought the remaining four common shares of EWCO for $415,450 in cash paid to Mr. Vanella.
      After the closing of Mr. Vanella’s acquisition from Mr. Loznak, disputes arose regarding post-closing adjustments, among other things. Mr. Loznak obtained arbitration awards of $143,677 against EWCO and $575,000 against Mr. Vanella, and filed an action in the St. Clair County Circuit Court to confirm the awards. As part of our acquisition of EWCO, the Loznaks agreed to settle and release their claims against Mr. Vanella and EWCO in exchange for a lump sum payment of $410,000. We also caused EWCO to pay approximately $143,677 of this amount and Mr. Vanella paid the remaining $266,000 of this amount in connection with the closing of our acquisition of EWCO.
      Mr. Vanella’s daughter, Beth Vines, was employed by EWCO from 2003 to March 2005, and his son-in-law, Jason K. Vines, was employed by EWCO from February 2003 to October 2004. Mrs. Vines was EWCO’s human resources manager and was paid $52,751 in 2004. Mr. Vines was EWCO’s Chief Financial Officer in 2004 (until August 2004) and was paid $62,408 in 2004.
      For a description of our Termination Agreement with Mr. Vanella, see “Employment Contracts and Termination of Employment and Change-in-Control Arrangements.”
      Between January and August 2004, we engaged J. Peter Farquhar, one of our directors, to provide consulting services to us concerning our operations, general management and business development, at times and places and in an amount determined by mutual agreement. We accrued $22,000 in fees to Mr. Farquhar for these services, including $10,000 paid by issuing 2,000 common shares to Mr. Farquhar at the February 2005 closing of our initial public offering.

Board Compensation Committee Report on Executive Compensation
      General. The Compensation Committee’s overall compensation policy applicable to our executive officers is to provide a compensation package intended to attract and retain qualified executives and to provide them with incentives to achieve our goals and increase shareholder value. The Compensation Committee implements this policy through salaries, bonuses, equity incentives, a 401(k) plan, and employment agreements and miscellaneous personal benefits.
      Salaries. The Compensation Committee’s policy is to provide salaries that it believes are necessary to attract and retain qualified executives. In determining its recommendations for executive officer salaries, the Compensation Committee consults other members of the Board or Compensation Committee, but generally relies to a significant extent on recommendations of our Chief Executive Officer (except for the Chief Executive Officer’s compensation). The Compensation Committee also considers its members’ knowledge of salaries paid by companies of comparable size in the steel tubing industry, negotiations with new executive officers, individual performance, the executive’s position, our financial resources, performance and prospects and the salaries of our other officers and employees. Salaries for fiscal 2004 were determined based on a subjective evaluation of the factors described above, without giving any specific priority or weighting to any of the factors, and based primarily on negotiations with Mr. House and Mr. Farquhar (and Mr. Hook in 2005) in connection with engaging them as new executive officers, the Chief Executive Officer’s recommendation (for Mr. House), the executive’s position, our financial resources, performance and prospects and the salaries of our other officers and employees.
      Bonuses. The Compensation Committee’s policy is to recommend bonuses that are necessary to attract executive officers and that compensate executive officers for achieving our goals. In addition, the Compensation Committee’s policy is to consider discretionary bonuses, determined near the end of the fiscal year, to compensate executive officers for performance or achievements during the fiscal year not covered by bonuses paid earlier in the year.
      For 2004, we did not adopt a bonus plan for executive officers, but we agreed to a $25,000 signing bonus payable upon completion of our initial public offering for Mr. House to attract him and provide incentive to complete our initial public offering. In 2005, we also agreed to a bonus for Mr. Hook primarily to attract him to us by replacing his lost bonus from his former employer.
      Stock Options. The Compensation Committee’s policy has been to award stock options to each of our officers and directors in amounts reflecting their position and ability to influence our overall performance, determined based on the Committee’s subjective judgment after reviewing the number of options previously granted to such person, the number of options granted to persons in similar positions both at Tarpon and at other companies deemed comparable to us (based on the members’ knowledge of options granted by other companies), the number of options remaining available for grant and management’s recommendations.
      The Compensation Committee’s policy has been to grant options with a term of ten years to provide a long-term incentive and to fix the exercise price of the options at or above the fair market value of the underlying shares on the date of grant. Such options only provide compensation if the price of the underlying shares increases. In addition, the Committee’s policy has been to grant options to officers that vest over a specific period to provide the executive with an incentive to remain with us. Generally, options granted to our executives vest in three equal annual installments beginning on the date of grant. The Committee’s policy has also been to provide new executives with options to attract them to us based on negotiations with new executives, management’s recommendations and the Committee’s subjective judgment primarily after reviewing the number of options granted to our other executives. In 2004 and 2005 options were granted to new executive officers primarily based on negotiations with new executives, management’s recommendations and the Committee’s (or the Board’s, as the case may be) subjective judgment primarily after reviewing the number of options available and to be granted to our other executives, employees and consultants.
      The purposes of our 2004 Stock Option Plan are to provide key employees, directors, consultants and advisors with an increased incentive to make significant and extraordinary contributions to our long-term performance and growth, to join the interests of optionees with the interests of our shareholders and to facilitate attracting and retaining our key employees, consultants and advisors.
      Generally, the Compensation Committee reserves the right to pay compensation to our executives in amounts it deems appropriate regardless of whether such compensation is deductible for federal income tax purposes. Equity incentives granted to executives are subject to limits on permitted federal income tax deductions related to those equity incentives, including under current treasury regulations concerning the $1,000,000 cap on executive compensation deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee believes that such awards are more important to us than the potential loss of related compensation deductions relating to those equity incentives, especially in light of our net operating loss carryforwards and the non-cash nature of deductions available relating to some of these equity incentives.

      401(k) Plan. EWCO has adopted 401(k) plans to provide all eligible employees a means to accumulate retirement savings. Participants may defer specified portions of their compensation and we match 50% of employee contributions up to employee contributions equal to 5% of the employee’s compensation.
      Employment Agreements and Miscellaneous Personal Benefits. The Compensation Committee’s policy has been to have employment agreements with our executive officers to attract them and to provide them with specified minimum positions, periods of employment, salaries, fringe benefits and severance benefits. These benefits are intended to permit these executive officers to focus their attention on performing their duties to us, rather than on the security of their employment, and to provide such officers with benefits deemed by the Compensation Committee to be suitable for their offices. The Compensation Committee’s policy, however, is that personal benefits (other than severance pay) should not exceed 10% of the executive’s salary and bonus for the year.
      Fiscal 2004 Compensation Decisions Concerning CEO. Mr. Lewis’s compensation was not changed during 2004, until his resignation in April 2004, when the Board approved the Management Consulting Agreement with Bainbridge Advisors, Inc. See “Compensation Committee Interlocks and Insider Participation” for a description of our Management Consulting Agreement with Bainbridge. Our Board approved this agreement, including the retainer, success fees and reimbursements provided in the agreement, based on its subjective evaluation of its members’ consultation with other directors, their collective knowledge of consulting fees paid by others and paid or proposed to be paid by Tarpon, the proposed services to be provided by Bainbridge, its subjective judgment of what was necessary to retain Mr. Lewis’s services described in the agreement, negotiations with Mr. Lewis, and the incentives provided for Bainbridge to complete the acquisitions of Steelbank and Haines Road and the work already performed to complete the acquisition of EWCO. Our Board approved the options provided in the agreement based primarily on negotiations with Mr. Lewis and the Board’s subjective judgment primarily after reviewing the number of options granted or proposed to be granted to our other executives and consultants and the number of shares proposed to be available under our 2004 Stock Option Plan.
      In April 2005, the Compensation Committee recommended an additional payment of $50,000 to Bainbridge and an increase in Bainbridge’s monthly fee to $20,000, primarily based on its subjective evaluation of its members’ consultation among themselves, the collective knowledge of its members of the fees incurred in our initial public offering, the recommendations of our Chief Executive Officer, its subjective judgment of what was appropriate as a result of the greater than expected work performed by Bainbridge in our initial public offering and our completion of the Steelbank and Haines Road acquisitions, what was necessary to continue to retain Mr. Lewis’s services, our financial position after our initial public offering, and negotiations with Mr. Lewis.
      In March 2004, the Board approved an employment agreement with Mr. Vanella. Our Board approved this agreement, including the salary provided in the agreement, based on its subjective evaluation of its members’ consultation with other directors, recommendations of the Company’s then Chief Executive Officer, negotiations with Mr. Vanella both in connection with his employment agreement and the sale of EWCO to us, the directors’ collective knowledge Mr. Vanella’s previous salary and of salaries paid by others and paid by Tarpon to others, the proposed services to be provided by Mr. Vanella and his proposed position as Chief Executive Officer, and its subjective judgment of what was necessary to retain Mr. Vanella’s services as Chief Executive Officer.
      In August 2004, the Board approved the Termination Agreement with Mr. Vanella, described under “Employment Contracts and Termination of Employment and Change-in-Control Arrangements.” Our Board approved this agreement, including the compensation provided in the agreement, based on its subjective evaluation of its members’ consultation with other directors, negotiations with Mr. Vanella both in connection with termination of his employment agreement, its subjective judgment of what was necessary to amicably terminate Mr. Vanella’s employment, the terms of his employment agreement, and the proposed consulting services to be provided by Mr. Vanella.
      In October 2004, the Compensation Committee having excluded Mr. Farquhar from these deliberations recommended the grant of options to purchase 50,000 common shares at $5.50 per share to Mr. Farquhar in connection with his assumption of the position of Chief Executive Officer in August 2004. The recommendation was based primarily based on negotiations with Mr. Farquhar, management’s recommendations and the Committee’s subjective judgment primarily after reviewing the number of options available and proposed to be granted to our other executives, employees and consultants.
      In January 2005, the Compensation Committee, with Mr. Farquhar abstaining, recommended that we enter into an employment agreement with J. Peter Farquhar. The Compensation Committee recommended approval of this agreement, including the salary provided in the agreement, based on its subjective evaluation of its members’ consultation with other members of the committee, negotiations with Mr. Farquhar in connection with his employment agreement, the directors’ collective knowledge of salaries paid by others and paid by Tarpon to others, including its previous Chief Executive Officers and recently hired employees, the proposed services to be provided by Mr. Farquhar and his proposed position as Chief Executive Officer, and its subjective judgment of what was necessary to retain Mr. Farquhar’s services as Chief Executive Officer. The Compensation Committee recommended that we enter into an employment agreement with Mr. Farquhar to provide him with a specified period of employment, salary, fringe benefits and severance benefits to permit Mr. Farquhar to focus his attention on performing his duties to us, rather than on the security of his employment, and to provide him with benefits deemed by the Compensation Committee to be suitable for his office. His personal benefits (other than severance pay) do not exceed 10% of his salary and bonus for the year.

By the Compensation Committee

Dr. Robert Pry
Michael A. Ard
J. Peter Farquhar
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) reports they file. Our officers and directors and persons who own more than ten percent of a registered class of our equity securities were not subject to these filing requirements until the February 14, 2005 effective date of our initial public offering. Based solely on review of the copies of such reports furnished to us during or with respect to fiscal 2005 through April 25, 2005, or written representations that no Forms 5 were required, we believe that during 2005 from February 14, 2005 through April 25, 2005, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were complied with.
Related Party Transactions
      See “Executive Compensation — Compensation Committee Interlocks and Insider Participation” for a description of relationships between us and Gary D. Lewis, Charles A. Vanella and J. Peter Farquhar.
      Robert Soto, one of our initial stockholders, provided consulting services to us in 2002, for which Mr. Soto was paid $87,500, $37,500 in cash and 10,000 common shares issued in March 2004.
      James E. Romzek, one of our former officers and directors and the husband of the holder of approximately 14.7% of our outstanding common shares as of January 7, 2005, is a partner in the law firm of Warner Norcross & Judd, LLP. Warner Norcross & Judd, LLP performed legal services for us in 2004 and we expect them to continue to do so.

II.     PROPOSAL TO APPROVE THE TARPON INDUSTRIES, INC.
2004 STOCK OPTION PLAN
      We are asking our shareholders to re-approve the existing Tarpon Industries, Inc. 2004 Stock Option Plan (the “Plan”). In order to attract and retain key employees (including officers), directors, consultants and advisors, the Board of Directors has adopted the Plan and our shareholders (before our initial public offering) approved the Plan. This plan was previously approved on October 22, 2004.
General
      The purpose of the Plan is to provide our key employees (including officers), directors, consultants and advisors with an increased incentive to make significant and extraordinary contributions to our long-term performance and growth, to join the interests of our key employees, directors, consultants and advisors with the interests of our shareholders, and to facilitate attracting and retaining key employees, directors, consultants and advisors of exceptional ability.
      The Plan permits us to grant stock options, including both nonqualified options and incentive options, to key employees (including officers), directors, consultants and advisors of Tarpon and its subsidiaries.
      Persons deemed to be our affiliates, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, us, must resell securities acquired under the Plan pursuant to a registration statement under the Securities Act of 1933 and the related rules and regulations, Rule 144 under the Securities Act or an applicable exemption under the Securities Act.
      We are the issuer of the securities offered pursuant to the Plan. The common shares, no par value, we issue under the Plan may be either our authorized and unissued or reacquired common shares. The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code of 1986.
      As of April 25, 2005, the closing sales price of our common shares was $4.07.
Approval of the Plan
      Shareholder approval of the Plan requires the approval by a majority of the votes cast by the holders of common shares at the meeting and entitled to vote on the action. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but will be counted in determining the number of common shares present or represented by proxy in determining whether a quorum is present. Such approval is sought to exempt the awards of equity incentives under the Plan from the provisions of Section 162(m) of the Internal Revenue Code of 1986. The proposed Plan will be in effect regardless of whether approval is obtained at the meeting, but if approval is not obtained, compensation relating to option exercises may be subject to the $1,000,000 cap on executive compensation under Section 162(m) of the Internal Revenue Code after the 2009 annual meeting of shareholders.
      The following is a summary of the Plan, which is qualified in its entirety by reference to the full text of the Plan, which is set forth on Exhibit A to this Proxy Statement.
Administration; Plan Participants
      The Plan is administered by the “Committee.” The “Committee” means, (1) with respect to administration of the Plan regarding participants who are subject to Section 16(a) and (b) of the Exchange Act (generally our executive officers, directors and 10% shareholders), a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, or any similar successor rule, appointed by our Board of Directors to perform any of the functions and duties of the Committee under the Plan, or the Board of Directors as a whole, and (2) with respect to administration of the Plan regarding all other participants, such committee or our Board of Directors, as described in clause (1), or such other committee or entity appointed by our Board of Directors to perform any of the functions and duties of the Committee under the Plan.

      The Plan authorizes the Committee to interpret the Plan, to make rules relating to the Plan, and to make all other determinations necessary or advisable for its administration. Subject to the provisions of the Plan, the Committee determines, from those eligible to be participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted, the time or times such options shall be exercisable and the terms and conditions of any stock options. Such terms and conditions may, in the Committee’s sole discretion include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the participant competes with us or otherwise acts contrary to our interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to the Plan. The Committee may condition any grant on the potential participant’s agreement to such terms and conditions. Under the Plan, in exercising its discretion, there is no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, officer, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, officers, directors, consultants or advisors with respect to the Plan or otherwise.
      The persons administering the Plan are entitled to indemnification by us in connection with any claim, action, suit or proceeding to the full extent provided under our Articles of Incorporation or bylaws with respect to indemnification of directors.
      Key employees (including officers), directors, consultants and advisors of the Company and its subsidiaries are eligible to participate in the Plan. Approximately three officers, 10 other employees, two non-employee directors, and two consultants and advisors are currently eligible to participate in the Plan, all of whom have been granted stock options under the Plan. The Committee, in its discretion, will choose participants in the Plan from and among those key employees (including officers), directors, consultants and advisors of the Company and its subsidiaries and will determine the type and terms and conditions of awards.
Amendment or Termination of the Plan
      The Plan may be terminated at any time by our Board of Directors. Unless sooner terminated, the Plan will terminate on October 6, 2014, which is ten years after it was adopted by our Board of Directors. No awards may be granted after termination of the Plan, but termination of the Plan will not affect the validity of any award outstanding on the date of termination.
      Our Board of Directors may amend the Plan, or amend any stock option agreement under the Plan, at any time; provided that,

•	to the extent required by Section 162(m) of the Internal Revenue Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting participants whose compensation is subject to Section 162(m) of the Internal Revenue Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to incentive stock options, no such amendment or revision may increase the maximum number of shares in the aggregate that are subject to the Plan without our shareholders’ approval or ratification, and

•	no such amendment or revision may change the option price or alter or impair any stock option previously granted under the Plan, in a manner adverse to a participant, without the consent of that participant, all except as described under the caption “Maximum Awards” or “Extraordinary Transactions.”
Maximum Awards
      The maximum number of common shares reserved for issuance upon the exercise of stock options granted under the Plan is 650,000 common shares. These common shares may consist in whole or in part of authorized and unissued or reacquired common shares. Unless the Plan has terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the Plan are again available for option and sale.

      The number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the Plan, and the maximum number and type of shares that may be granted to any participant in any fiscal year are subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect events such as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by Tarpon; provided that no fractional shares may be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.
Stock Options

Grant of Stock Options
      Both incentive stock options and nonqualified options may be granted under the Plan. An incentive stock option is intended to be an incentive stock option and qualifies as incentive stock options under Section 422 of the Internal Revenue Code. Any incentive stock option granted under the Plan must have an exercise price that is not less than 100% of the fair market value of the shares on the date on which the option is granted. For an incentive stock option granted to a participant who owns more than 10% of our total combined voting shares, the exercise price must not be less than 110% of the fair market value of the shares subject to that option on the date the option is granted. A nonqualified option granted under the Plan must have an exercise price that is not less than the par value, if any, of the common shares.
      Subject to the adjustments described below or under the caption “Extraordinary Transactions”, no participant may be granted stock options to purchase more than 600,000 common shares in the aggregate in any fiscal year. In addition, grants and awards are subject to the maximum number of shares remaining available for the grant of stock options under the Plan. There are also limitations on the maximum value of incentive stock options that may become first exercisable by any person in any year. Each option grant under the Plan must be evidenced by a written agreement containing provisions approved by the Committee.
      At the time any option granted under the Plan is exercised, the participant must pay the full option price for all shares purchased:

•	in cash, or

•	with the consent of the Committee, in its discretion, and to the extent permitted by applicable law,

•	in common shares,

•	by a promissory note payable to the order of us that is acceptable to the Committee,

•	by a cash down payment and a promissory note for the unpaid balance,

•	subject to any conditions established by the Committee, by having us retain from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price,

•	by delivery to us of written notice of the exercise, in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to us full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker’s sale of the shares or loan against them,

•	in such other manner as the Committee determines is appropriate, in its discretion.
The aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all of our plans cannot exceed $100,000.

Term of Stock Options
      If not sooner terminated, each stock option granted under the Plan will expire not more than ten years from the date of grant; provided that, with respect to an incentive stock option granted to a participant who, at the time of the grant, owns more than 10% of our total combined voting stock, the option must expire not more than five years after the date of the grant.

Continuation of Employment
      Options granted under the Plan may be exercised only while the participant is one of our employees, officers, directors, consultants or advisors, except as described under the caption “Extraordinary Transactions” and except that the Committee may, in its discretion, permit the exercise of all or any portion of the options granted to a participant:

•	for a period not to exceed three months following such termination with respect to incentive stock options that are intended to remain incentive stock options if such termination is not due to death or permanent disability of the participant,

•	for a period not to exceed one year following termination of employment with respect to incentive stock options that are intended to remain incentive stock options if termination of employment is due to the death or permanent disability of the participant, and

•	for a period not to extend beyond the expiration date with respect to nonqualified options or incentive stock options that are not intended to remain incentive stock options, all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises its discretion.
      In no event, however, is an option exercisable after its expiration date, and, unless the Committee in its discretion determines otherwise pursuant to the Plan, an option may only be exercised after termination of a participant’s employment, consultation or other service to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its discretion in any manner it deems appropriate, including by resolution, by a provision in the option, or by an amendment to the option.
      Subject to the requirements of the Internal Revenue Code with respect to incentive stock options that are intended to remain incentive stock options, when a participant ceases to be one of our employees for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its discretion, in whole or in part, the time or installments with respect to which the stock option shall be exercisable, subject to any restrictions, terms and conditions fixed by the Committee. The Committee may exercise its discretion at the date of the grant of the stock option or after the date of grant.
      The Committee may require any participant to agree, as a condition to the grant of an option, to remain in his or her position as one of our employees, officers, directors, consultants or advisors for a minimum period from the date the stock option is granted that is fixed by the Committee. Nothing in the Plan or in any option granted under the Plan, nor any action taken by the Committee under the Plan gives any participant any right with respect to continuation of employment, consultation or other service with us or interfere in any way with our right to terminate such person’s employment, consultation or other service at any time.

Transferability of Options
      Except as otherwise described below, if required by Section 422 of the Internal Revenue Code, but only with respect to incentive stock options, or to the extent determined by the Committee in its discretion, (1) no option granted under the Plan is transferable by the participant other than by will, or by the laws of descent and distribution or, for nonqualified options only (unless permitted by Section 422 of the Internal Revenue Code), pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (2) each option is exercisable, during the lifetime of the participant, only by the participant.

      The Committee may, in its discretion, grant options on terms that permit the optionee to transfer all or a portion of the options to the following persons, and that permit the following persons to exercise the options transferred to them:

•	the optionee’s spouse, children or grandchildren of the optionee, who are referred to in the Plan as “Immediate Family Members”,

•	a trust or trusts for the exclusive benefit of Immediate Family Members,

•	a partnership in which Immediate Family Members are the only partners, or

•	such other persons or entities as determined by the Committee, in its discretion.
Any rights to transfer options are on such terms and conditions as the Committee, in its discretion, may determine; provided that (1) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with these provisions of the Plan, and (2) subsequent transfers of transferred options are prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with the Plan.
      Following transfer, the options continue to be subject to the same terms and conditions as were applicable immediately before transfer; provided that for some purposes under the Plan (generally relating to exercise of the option) the term “Participant” is deemed to refer to the transferee. The events of termination of employment, described above under the caption “Continuation of Employment”, continue to be applied to the original optionee. Following such events of termination of employment of the original optionee, the options are exercisable by the transferee only to the extent, and for the periods, described above under the caption “Continuation of Employment”. The original optionee remains subject to withholding taxes and related requirements upon exercise described below under the caption “Federal Income Taxes — Withholding Payments”. We have no obligation to provide any notice to any transferee, including notice of any termination of the option as a result of termination of the original optionee’s employment or other service.

Shareholder Rights
      No participant in the Plan has any of the rights of our shareholders under any option granted under the Plan until the actual issuance of shares to the participant. Before such issuance no adjustment will be made for dividends, distributions or other rights in respect of such shares, except as described under the caption “Maximum Awards” or “Extraordinary Transactions.”
Extraordinary Transactions
      Under the Plan, specified consolidations, mergers, transfers of substantially all of our properties and assets, dissolutions, liquidations, reorganizations or reclassifications in such a way that holders of common shares are entitled to receive stock, securities, cash or other assets with respect to, or in exchange for, their common shares, are each referred to as a “Transaction”. If we engage in a Transaction, then each participant exercising a stock option after consummation of the Transaction will be entitled to receive (for the same aggregate exercise price) the stock and other securities, cash and assets the participant would have received in the Transaction if he or she had exercised the option in full immediately before consummation of the Transaction.
      In addition, in connection with a Transaction, the Committee, acting in its discretion without the consent of any participant and regardless of any other provision of the Plan, may:

•	permit stock options outstanding under the Plan to be exercised in full for a limited period of time, after which all unexercised stock options and all rights of participants under such options would terminate,

•	permit stock options outstanding under the Plan to be exercised in full for their then remaining terms, or

•	require all stock options outstanding under the Plan to be surrendered to us for cancellation and payment to each participant in cash of the excess of the fair market value of the underlying common shares as of the date the Transaction is effective over the exercise price, less any applicable withholding taxes.
The Plan provides, however, that the Committee may not select an alternative for a participant that would result in his or her liability under Section 16(b) of the Exchange Act, without the participant’s consent. If all of the alternatives have such a result, the Committee will take action to put the participant in as close to the same position as he or she would have been in if one of the alternatives described above had been selected, but without resulting in any payment by the participant under Section 16(b) of the Exchange Act. With the consent of each participant, the Committee may make such provision with respect to any Transaction as it deems appropriate.
Federal Income Tax Consequences
      The rules governing the tax treatment of stock options are quite technical. Therefore, the description of the tax consequences set forth below is necessarily general in nature and does not purport to be complete. Also, the statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Stock Options.
      Incentive options granted pursuant to the Plan are intended to qualify as “Incentive Stock Options” within the meaning of Section 422 of the Internal Revenue Code of 1986. If the participant makes no disposition of the shares acquired pursuant to exercise of an incentive option within one year after the transfer of the shares to such participant or within two years from the grant of the option, the participant will realize no taxable income as a result of the grant or exercise of such option (except for purposes of the alternative minimum tax upon the exercise of such option), and any gain or loss that is subsequently realized may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, we will not be entitled to a deduction for federal income tax purposes with respect to either the grant of such incentive options or the transfer of shares upon their exercise.
      If incentive option shares are disposed of prior to the expiration of these time periods, the participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (1) the excess of the market value of the shares on the date of exercise over the option price, or (2) the gain recognized on such disposition. In general, this amount will be deductible by us for federal income tax purposes in the same year, as long as the amount constitutes reasonable compensation. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.
      A participant who acquires shares by exercise of a nonqualified option generally realizes as taxable ordinary income, at the time of exercise, the excess of the fair market value of the shares on the date of exercise over the exercise price. In general, this amount will be deductible by us in the same year, as long as the amount constitutes reasonable compensation and we satisfy federal income tax withholding requirements. Subsequent appreciation or decline in the value of the shares on the sale or other disposition of the shares will generally be treated as capital gain or loss.

Section 162(m).
      Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to the following employees in a taxable year to the extent such compensation exceeds $1 million: our chief executive officer and our four highest compensated executive officers (other than our chief executive officer). Compensation attributable to awards under the Plan to a covered employee, alone or when combined with other types of compensation received by the covered employee from us, may cause this limitation to be exceeded in any particular year. Certain types of compensation, however, including so-called “performance-based compensation,” are disregarded for purposes of the deduction limitation.
      Compensation attributable to stock options having an exercise price not less than the fair market value of our common shares on the grant date may qualify as performance-based compensation under the Plan.

Withholding Payments.
      If upon the exercise of any nonqualified option or a disqualifying disposition, within the meaning of Section 422 of the Internal Revenue Code, of shares acquired upon exercise of an incentive stock option, we must pay any amount for income tax withholding, in the Committee’s discretion, either the participant shall pay such amount to us, or the amount of common shares we deliver to the participant will be appropriately reduced, to reimburse us for such payment.
      We have the right to withhold the amount of such taxes from any other sums or property due or to become due from us to the participant on such terms and conditions as the Committee shall prescribe. We may also defer issuance of the stock upon exercise of such option until the participant pays us the amount of any such tax. The Committee may, in its discretion, permit participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of common shares delivered or deliverable by us upon exercise of a stock option appropriately reduced, or by electing to tender common shares back to us after exercise of a stock option to reimburse us for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

Section 409A
      A new provision, Section 409A, was added to the Code at the end of 2004 by the American Job Creation Act of 2004. Section 409A makes significant changes to the tax treatment of certain types of deferred compensation. Failure to comply with the requirements of Section 409A results in current income of amounts deferred, along with interest and a significant tax penalty. Certain types of equity-based compensation are exempt from Section 409A. We intend to operate the Plan so that all grants under the Plan are exempt from Section 409A. The tax discussion above assumes that the Plan is in fact operating in this manner.
      The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the Plan. Different tax rules may apply to specific participants and transactions under the Plan, and participants are strongly urged to consult their own tax advisors regarding the federal, state, local and any other tax consequences to them of participating in the Plan.
Accounting Treatment
      In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised), “Share Based Payment.” This Statement, which is effective for first interim or annual reporting period of the registrant’s first fiscal year beginning after June 15, 2005, revised Statement No. 123, “Accounting for Stock-Based Compensation,” and requires that compensation costs related to share-based payment transactions, including stock options, be recognized in the financial statements at their fair value on the date of grant spread over any applicable vesting period. This Statement will be effective for our fiscal year beginning January 1, 2006.
New Plan Benefits
      Effective February 17, 2005, we granted designees of Bainbridge Advisors, Inc., Gary D. Lewis and Gary N. Lewis, J. Peter Farquhar, our Chief Executive Officer, James T. House, our Chief Financial Officer, Patrick J. Hook, our President and Chief Operating Officer, Jeffrey Greenberg, Mark D. Madigan, and Barry Seigel, former owners of Steelbank, J. Peter Farquhar, Dr. Robert H. Pry and Michael A. Ard, our directors, and various employees (including Mr. Madigan), options to purchase 80,000, 30,000, 50,000, 40,000, 40,000,

18,595, 18,595, 18,595, 10,000, 10,000, 10,000 and 22,500 common shares, respectively, under our 2004 Stock Option Plan; options to purchase 1,500 of such common shares expired in connection with the termination of the employment relationship with one of our employees. The options are all exercisable at $5.50 a share and, except for the options granted to designees of Bainbridge and to directors, which vested immediately at grant, vest in three equal annual installments beginning February 17, 2006.
      The actual benefits or amounts that would be received by or allocated to executive officers, directors, and non-executive officer employees, cannot be determined at this time because awards are not determined by an objective formula under the Plan. Similarly, the benefits or amounts that would have been awarded to executive officers, directors, and non-executive officer employees during fiscal 2004, if the Plan had been in effect, are not determinable.
Equity Compensation Plan Information
      The following information is provided as of December 31, 2004 with respect to compensation plans, including individual compensation arrangements, under which our equity securities are authorized for issuance:

	(a)		(c)
	Number of		Number of Securities
	Securities to be	(b)	Remaining Available for
	Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity compensation plans approved by security holders(1)	346,785	$5.50	303,215
Equity compensation plans not approved by security holders(2)	758,800	$5.80	0

Total	1,105,585		303,215

(1)	This equity compensation is under the 2004 Stock Option Plan and after giving effect to options approved in 2004, but granted effective February 17, 2005.

(2)	These plans consist of (a) warrants to purchase an aggregate of 465,000 common shares at an exercise price of $5.00 a share until August 16, 2010 issued to 29 participants in our 2004 note financing in February, March and April 2004, (b) warrants to purchase an aggregate of 100,000 common shares at an exercise price of $6.25 a share until August 16, 2010 issued to 17 designees of the placement agent in our 2004 note financing in April 2004, and (c) warrants to purchase 193,800 common shares at an exercise price of $7.50 a share until February 14, 2010 issued to the three underwriters in our initial public offering of common shares in February 2005. The warrants are subject to anti-dilution adjustments. All of the warrants relating to our 2004 note financing become exercisable on August 16, 2005 and the warrants issued to the three underwriters in our initial public offering become exercisable on August 13, 2005.
      The exercise prices of these warrants were at or above the fair market value of the underlying common shares on the date of grant. At the time these options are exercised, the optionee must pay the full option price for all shares purchased in cash or by a cashless exercise in which we withhold shares with a fair value equal to the exercise price. The warrants may be assigned, but we are required to be notified of the assignment.

III.     OTHER MATTERS
Annual Report
      A copy of our Annual Report to Shareholders for the year ended December 31, 2004 accompanies this proxy statement. We file an Annual Report on Form  10-K with the Securities and Exchange Commission. We will provide, without charge, to each person being solicited by this proxy statement, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2004 (as filed with the Securities and Exchange Commission, excluding exhibits for which a reasonable charge shall be imposed). All such requests should be directed to Tarpon Industries, Inc., 2420 Wills Street, Marysville, Michigan 48040, Attention: Investor Relations Department.
Independent Accountants
      Grant Thornton LLP are our independent accountants and have reported on the financial statements in our 2004 Annual Report to Shareholders, which accompanies this proxy statement. Our independent accountants are appointed by the Audit Committee of our Board of Directors. We will not select our independent accountants for the fiscal year ending December 31, 2005 until later in our fiscal year.
      A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement at the meeting if he desires to do so. The representative will also be available to respond to appropriate questions.
      The following table presents aggregate fees billed for each of the years ended December 31, 2004 and 2003 for professional services rendered by Grant Thornton LLP in the following categories:

	Year Ended December 31,

	2004	2003

Audit Fees(1)	$1,190,000	$30,000
Audit-Related Fees	$0	$0
Tax Fees(2)	$0	$0
All Other Fees	$0	$0

(1)	Consists of fees for the audit of our annual financial statements, review of interim financial statements and other services provided in connection with our Registration Statement on Form S-1 in connection with our initial public offering. Our financial statements were not audited before 2004.

(2)	Consists of tax return preparation fees.
      In accordance with Section 10A(i) of the Exchange Act, before Grant Thornton LLP is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. None of the audit-related, tax and other services described in the table above were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.
Shareholder Proposals
      Proposals of shareholders that are intended to be presented at our 2006 Annual Meeting of Shareholders must be received by our Secretary at our offices, 2420 Wills Street, Marysville, Michigan 48040, no later than January 13, 2006 to be considered for inclusion in the proxy statement and proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.
      We must receive notice of any proposals of shareholders that are intended to be presented at our 2006 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in our proxy statement and proxy related to that meeting, no later than March 29, 2006 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to Tarpon Industries, Inc., 2420 Wills Street, Marysville, Michigan 48040, Attention: Investor Relations Department. If we do not have notice of the matter by that date, our form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in our form of proxy will vote the shares represented by such proxies in accordance with their best judgment.
Other Business
      Neither we nor the members of our Board of Directors intend to bring before the annual meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and none of us has any present knowledge that other matters will be presented for action at the annual meeting by others. However, if other matters are properly presented to the meeting, the persons named in the enclosed proxy intend to vote the shares represented by the proxy in accordance with their best judgment.

By order of the Board of Directors

J. Peter Farquhar
Chief Executive Officer
Marysville, Michigan
May 13, 2005

EXHIBIT A
AMENDED AND RESTATED
TARPON INDUSTRIES, INC.
2004 STOCK OPTION PLAN
      1.     Definitions: As used herein, the following terms shall have the following meanings:

(a) “Code” shall mean the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder.

(b) “Committee” shall mean, (i) with respect to administration of the Plan regarding Participants who are subject to Section 16(a) and (b) of the Exchange Act, a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar successor rule, appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan, or the Board of Directors as a whole, and (ii) with respect to administration of the Plan regarding all other Participants, such committee or the Board of Directors of the Company, as described in clause (i), or such other committee or entity appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan.

(c) “Common Shares” shall mean the Common Shares of the Company.

(d) “Company” shall mean Tarpon Industries, Inc., a Michigan corporation, or any successor thereof.

(e) “Discretion” shall mean the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise.

(f) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(g) “Incentive Option” shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan and also is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code.

(h) “Nonqualified Option” shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an incentive stock option within the meaning of the Code.

(i) “Participant” shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

(j) “Plan” shall mean this 2004 Stock Option Plan of Tarpon Industries, Inc.

(k) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(l) “Subsidiary” shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests.
      2.     Purpose of Plan: The purpose of the Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries (collectively, “key employees”) with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of key employees, directors, consultants and advisors with the interests of the shareholders of the Company, and to facilitate attracting and retaining key employees, directors, consultants and advisors of exceptional ability.

      3.     Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted and the terms and conditions of any stock options. Such terms and conditions may, in the Committee’s Discretion, include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company’s interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant’s agreement to such terms and conditions.
      Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.
      4.     Indemnification: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option granted hereunder to the full extent provided for under the Company’s articles of incorporation or bylaws with respect to indemnification of directors of the Company.
      5.     Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options may be granted under the Plan shall be an aggregate of 650,000 Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the Plan shall have been terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the Plan shall again be available for option and sale.
      Subject to Paragraph 16, the number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year of the Company pursuant to Paragraph 6, shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.
      6.     Participants: The Committee shall determine and designate from time to time, in its Discretion, those key employees (including officers), directors, consultants and advisors of or to the Company or any Subsidiary to whom options are to be granted and who thereby become Participants under the Plan; provided, however, that (a) Incentive Options shall be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision, and (b) no Participant may be granted stock options to purchase more than 600,000 Common Shares in the aggregate in any fiscal year of the Company, subject to any adjustments provided in the final paragraph of Paragraph 5 and in Paragraph 16.
      7.     Allotment of Shares: The Committee shall determine and fix the number of Common Shares to be offered to each Participant; provided that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) exceeding $100,000.

      8.     Option Price: Subject to the rules set forth in this Paragraph 8, the Committee, in its Discretion, shall establish the option price at the time any option is granted. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted. With respect to a Nonqualified Option, the option price shall be not less than the par value, if any, of the Common Shares. Fair market value of a share shall be determined by the Committee and may be determined by using the closing sale price of the Company’s stock on any exchange or other market on which the Common Shares shall be traded on such date, or if there is no sale on such date, on the next following date on which there is a sale, or the average of the closing bid and asked prices in any market or quotation system in which the Common Shares shall be listed or traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraphs 5 and 16 of the Plan.
      9.     Granting and Exercise of Options: The granting of options under the Plan shall be effected in accordance with determinations made by the Committee pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee. Such instruments shall constitute binding contracts between the Company and the Participant.
      Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.
      Subject to the terms of the Plan, each option granted under the Plan shall be exercisable at any such time or times or in any such installments as may be determined by the Committee in its Discretion; provided that the aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) shall not exceed $100,000. Except as provided in Paragraph 13, options may be exercised only while the Participant is an employee, director, consultant or advisor of the Company or a Subsidiary.
      Notwithstanding any other term or provision of this Plan, but subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a Subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under this Plan shall be exercisable in connection with termination of a Participant’s employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.
      Successive stock options may be granted to the same Participant, whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the Plan, if then exercisable, notwithstanding that options granted to such Participant prior to the option then being exercised remain unexercised.
      10.     Payment of Option Price: At the time of the exercise in whole or in part of any option granted under this Plan, payment in full in cash, or with the consent of the Committee, in its Discretion, in Common Shares or by a promissory note payable to the order of the Company which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, in its Discretion, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. In the Discretion of, and subject to such conditions as may be established by, the Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the Discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker’s sale of or loan against some or all of the shares. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Company under any option until the actual issuance of shares to such Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraphs 5 and 16.
      11.     Transferability of Option: Except as otherwise provided in this Paragraph 11, (1) to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or (2) to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (a) no option granted under the Plan to a Participant shall be transferable by such Participant otherwise than (1) by will, or (2) by the laws of descent and distribution or, (3) with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (b) such option shall be exercisable, during the lifetime of the Participant, only by the Participant.
      The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or (iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Paragraph 11, and (z) subsequent transfers of transferred options shall be prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with this Paragraph 11.
      Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for purposes of Paragraphs 9, 10, 14, 16 and 18 the term “Participant” shall be deemed to refer to the transferee. The events of termination of employment of Paragraph 13 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 13. The original optionee shall remain subject to withholding taxes and related requirements upon exercise provided in Paragraph 15. The Company shall have no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee’s employment with, or other service to, the Company.
      12.     Continuance of Employment; No Right to Continued Employment: The Committee may require, in its Discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the Company or a Subsidiary for a designated minimum period from the date of the granting of such option as shall be fixed by the Committee.
      Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person’s employment, consultation or other service at any time.

      13.     Termination of Employment; Expiration of Options: Subject to the other provisions of the Plan, including, without limitation, Paragraphs 9 and 16 and this Paragraph 13, all rights to exercise options shall terminate when a Participant ceases to be an employee, director, consultant or advisor of or to the Company or a Subsidiary for any cause, except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant

(i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant,

(ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and

(iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options, all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion. In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to Paragraph 9 or Paragraph 16), an option may only be exercised after termination of a Participant’s employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion under this Paragraph 13 in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.
      If not sooner terminated, each stock option granted under the Plan shall expire not more than 10 years from the date of the granting thereof; provided that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option shall expire not more than 5 years after the date of granting thereof.
      14.     Investment Purpose: If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any exercise of any option granted under the Plan or any portion thereof and as a condition to the Company’s obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant’s purchase of Common Shares upon exercise thereof shall be for such person’s own account, for investment and not with a view to the resale or distribution thereof and that any subsequent sale or offer for sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon exercise of any option granted under the Plan.
      15.     Withholding Payments: If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee’s Discretion, either the Participant shall pay such amount to the Company, or the amount of Common Shares delivered by the Company to the Participant shall be appropriately reduced, to reimburse the Company or such Subsidiary for such payment. The Company or any of its Subsidiaries shall have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the

Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company or such Subsidiary for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.
      16.     Extraordinary Transactions: In case the Company (1) consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger, or (2) permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets, or (3) transfers all or substantially all of its properties and assets to any other corporation or other person or entity, or (4) dissolves or liquidates, or (5) effects a capital reorganization or reclassification in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Shares, then, and in each such case, proper provision shall be made so that each Participant holding a stock option upon the exercise of such option at any time after the consummation of such consolidation, merger, transfer, dissolution, liquidation, reorganization or reclassification (each transaction, for purposes of this Paragraph 16, being herein called a “Transaction”), shall be entitled to receive (at the aggregate option price in effect for all Common Shares issuable upon such exercise immediately prior to such consummation and as adjusted to the time of such Transaction), in lieu of Common Shares issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Participant would have been entitled upon such consummation if such Participant had so exercised such stock option in full immediately prior thereto (subject to adjustments subsequent to such Transaction provided for in Paragraph 5).
      Notwithstanding anything in the Plan to the contrary, in connection with any Transaction and effective as of a date selected by the Committee, which date shall, in the Committee’s judgment, be far enough in advance of the Transaction to permit Participants holding stock options to exercise their options and participate in the Transaction as a holder of Common Shares, the Committee, acting in its Discretion without the consent of any Participant, may effect one or more of the following alternatives with respect to all of the outstanding stock options (which alternatives may be made conditional on the occurrence of the applicable Transaction and which may, if permitted by law, vary among individual Participants): (a) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee after which specified date all unexercised stock options and all rights of Participants thereunder shall terminate; (b) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for their then remaining term; or (c) require the mandatory surrender to the Company of outstanding stock options held by such Participants (irrespective of whether such stock options are then exercisable) as of a date, before or not later than sixty days after such Transaction, specified by the Committee, and in such event the Company shall thereupon cancel such stock options and shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate Common Shares subject to such stock option, determined as of the date such Transaction is effective, over the aggregate option price of such shares, less any applicable withholding taxes; provided, however, the Committee shall not select an alternative (unless consented to by the Participant) such that, if a Participant exercised his or her accelerated stock option pursuant to alternative (a) or (b) and participated in the Transaction or received cash pursuant to alternative (c), the alternative would result in the Participant’s owing any money by virtue of the operation of Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall, in its Discretion, take such action to put such Participant in as close to the same position as such Participant would have been in had alternative (a), (b) or (c) been selected but without resulting in any payment by such Participant pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of affected Participants, each with respect to such Participant’s option only, the Committee may in lieu of the foregoing make such provision with respect to any Transaction as it deems appropriate.

      17.     Effectiveness of Plan: This Plan shall be effective on the date the Board of Directors of the Company adopts this Plan, provided that the shareholders of the Company approve the Plan within 12 months before or after its adoption by the Board of Directors. Options may be granted before shareholder approval of this Plan, but each such option shall be subject to shareholder approval of this Plan. No option granted under this Plan shall be exercisable unless and until this Plan shall have been approved by the Company’s shareholders.
      18.     Termination, Duration and Amendments to the Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on the date ten years after the earlier of its adoption by the Board of Directors or its approval by the shareholders of the Company, and no stock options may be granted under the Plan thereafter. The termination of the Plan shall not affect the validity of any option which is outstanding on the date of termination.
      For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of this Plan or any option agreement under this Plan at any time; provided, however, that (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, no such amendment or revision shall increase the maximum number of shares in the aggregate which are subject to this Plan (subject, however, to the provisions of Paragraphs 5 and 16) without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision shall change the option price (except as contemplated by Paragraphs 5 and 16) or alter or impair any option which shall have been previously granted under this Plan, in a manner adverse to a Participant, without the consent of such Participant.
      As adopted by the Board of Directors on October 6, 2004.

APPENDIX
TARPON INDUSTRIES, INC.
AUDIT COMMITTEE CHARTER
      The audit committee of Tarpon Industries, Inc. shall review and reassess the adequacy of this Charter annually, and the Board of Directors shall adopt this Charter and any changes to it.
Role and Membership
      The purpose of the audit committee of the Board of Directors is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company and to perform such other duties as directed by the Board.
      The membership of the committee shall consist of at least three directors, each of whom is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.
      Each member (1) shall be free of any relationship, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, (2) shall meet the definition of “independent director” as set forth in the American Stock Exchange listing standards, subject to the exemptions provided thereunder, (3) shall meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exceptions provided in Rule 10A-3(c)), and (4) shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.
      The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants and the management of the Company. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention. Subject to the exemptions provided in Rule 10A-3(c), the audit committee has the authority to engage independent counsel and other advisers, as it deems necessary to carry out its duties. Subject to the exemptions provided in Rule 10A-3(c), the Company will provide for appropriate funding, as determined by the audit committee, in its capacity as a committee of the Board of Directors, for payment of (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer, (2) compensation to any advisers employed by the audit committee under the previous sentence, and (3) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.
      Committee members shall be appointed by the Board and shall serve at the pleasure of the Board. The Board of Directors shall appoint one member of the audit committee as chairperson. He or she shall be responsible for presiding over the meetings and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the Chief Executive Officer, Chief Financial Officer, if any, or, if none, the Controller and Treasurer and the lead independent audit partner.
Responsibilities
      The audit committee’s primary responsibilities include:

•	In its capacity as a committee of the Board of Directors, being directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or

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attest services for the Company, and each such registered public accounting firm must report directly to the audit committee (all subject to the exemptions provided in Rule 10A-3(c)).

•	Ensuring that (pursuant to, and subject to the exceptions contained in, Section 10A(i) of the Exchange Act) before the independent accountant is engaged by the Company to render audit or non-audit services, the engagement is approved by the audit committee or the engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the audit committee pursuant to Regulation S-X, Item 2-01(c)(7)(i). The audit committee may delegate to one or more designated members of the audit committee who are independent directors of the Board of Directors, the authority to grant pre-approvals required by this paragraph. The decisions of any member to whom authority is delegated under this paragraph to pre-approve any activity under this paragraph shall be presented to the full audit committee at each of its scheduled meetings.

•	Ensuring that the audit committee receives from the independent accountants a formal written statement (including the written disclosures and the letter) delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard No. 1, actively engaging in dialogue with the independent accountants with respect to the independent accountants’ independence and any disclosed relationships or services that may impact the objectivity and independence of the independent accountants, and taking, or recommending that the full board take, appropriate action to oversee the independence of the independent accountants.

•	Overseeing the independent accountants relationship by discussing with the independent accountants the nature, scope and rigor of the audit process, receiving and reviewing audit and other reports from the independent accountants, and providing the independent accountants full access to the committee (and the Board) to report on any and all appropriate matters. Such reports shall include any reports from the independent accountants concerning (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant, and (3) other material written communications between the independent accountant and the management of the issuer, such as any management letter or schedule of unadjusted differences.

•	Reviewing and discussing the audited financial statements with management and the independent accountants.

•	Discussing with the independent accountants and management the matters required to be discussed by SAS 61, as it may be modified or supplemented. These discussions should include the independent accountant’s judgments about the quality of the Company’s accounting principles, applications and practices as applied in its financial reporting, including such matters as the consistency of application of the Company’s accounting policies, the clarity, consistency and completeness of the Company’s accounting information contained in the financial statements and related disclosures, and items that have a significant impact on the representational faithfulness, verifiability, neutrality and consistency of the accounting information included in the financial statements. Examples of items that may have such an impact are (1) selection of new, or changes to, accounting policies, (2) estimates, judgments and uncertainties, (3) unusual transactions, (4) accounting policies relating to significant financial statement items, including the timing of transactions and the period in which they are recorded, (5) significant adjustments, and (6) disagreements with management.

•	Based on the review and discussions described above, recommending to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

•	Reviewing with management and the independent accountants the quarterly financial information prior to the Company’s filing of Form 10-Q. This review may be performed by the committee or its chairperson.

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•	Discussing with management and the independent accountants the quality and adequacy of the Company’s internal controls.

•	Establishing procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters (subject to the exemptions provided in Rule 10A-3(c)).

•	Conducting an appropriate review of all related party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404 for potential conflict of interest situations on an ongoing basis and approving all such transactions.

•	Discussing with management the status of pending litigation and other areas of oversight as the committee deems appropriate.

•	Reporting audit committee activities to the full Board of Directors and issuing annually a report to be included in the proxy statement.
      While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to prepare financial statements, to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accountants.
Adopted: January 14, 2005

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TARPON INDUSTRIES, INC.
NOMINATING COMMITTEE CHARTER
Purpose
      The Nominating Committee is appointed by the Board of Directors to:

•	Identify individuals to become Board members.

•	Select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders.
Committee Membership
      The Committee will be composed entirely of directors who satisfy the definition of “independent director” under the American Stock Exchange listing standards, subject to the exemptions provided thereunder. The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.
Meetings
      The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities.
Committee Authority and Responsibilities
      The Committee, to the extent it deems necessary or appropriate will (1) identify individuals to become Board members, and (2) select or recommend for the Board’s selection, director nominations to be presented for shareholder approval at the annual meeting and to fill any vacancies.
      The Committee will have the authority, to the extent it deems necessary or appropriate, to retain advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee.
      The Committee will make regular reports to the Board and will propose any necessary action to the Board. The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.
Adopted: January 14, 2005

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TARPON INDUSTRIES, INC.

PROXY

BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING JUNE 20, 2005. THIS PROXY IS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TARPON INDUSTRIES, INC.

     The undersigned hereby appoints J. Peter Farquhar, Patrick J. Hook and James T. House, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the common shares, no par value, of the undersigned in Tarpon Industries, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 20, 2005, and at any and all adjournments thereof.

(Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTOR AND FOR PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Director

NOMINEE
Dr. Robert H. Pry
☐	FOR THE NOMINEE

☐	WITHHOLD AUTHORITY FOR THE NOMINEE

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

		FOR	AGAINST	ABSTAIN
2.	Approval of the Tarpon Industries, Inc. 2005 Stock Option Plan, pursuant to which up to 650,000 common shares are reserved for issuance.	☐	☐	☐

3.	In their discretion with respect to any other matters that may properly come before the meeting.

The shares represented by this proxy will be voted in accordance with the specifications made herein. The shares represented by this proxy will be voted for the election of the director named in Proposal 1 and for Proposal 2 if no instructions to the contrary are indicated or if no instruction is given.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature of Shareholder:	Date:	Signature of Shareholder:	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.